Finance Income and Expenses – Interest for Present Value of Financial Assets or Liabilities (Details) - Schedule of interests for present value of financial assets or liabilities - PEN (S/)
S/ in Thousands
		Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Schedule of loss for present value of financial assets or liabilities [Abstract]
Interest income for present value of financial asset or liability	[1]	S/ 13,299	S/ 3,127	S/ 32,734
Interest expenses for present value of financial asset or liability	[2]	(99,313)	(66,159)	(4,552)
Total financial asset or liability		S/ (86,014)	S/ (63,032)	S/ 28,182

[1]	In 2022, corresponds mainly to the adjustment of the account receivable of the subsidiary Viva Negocio Inmobiliario S.A. for the present value of the receivable from the Ministry of Housing, Construction and Sanitation of the Ancon Project for S/8 million at a discount rate of 7.99%. (S/ 1.7 million at a discount rate of 8% as of December 31, 2021). In 2020 corresponds to the present value adjustment of the account receivable from Gasoducto Sur Peruano S.A. for S/22.9 million, due to the variation in the discount rate applied, which decreased from 2.48% to 1.65% in 2020.
[2]	Mainly correspond to: (i) Adjustment to the present value of the account receivable from Gasoducto Sur Peruano S.A. for S/72.2 million, due to the variation in the discount rate applied, which increased from 2.73% to 5.86% (S/32.8 million due to an increase in the rate from 1.65% to 2.73% as of December 31, 2021). (ii) Adjustment to the fair value of the BCI loan in Inversiones en Autopistas S.A. for S/16.6 million due to the variation of the discount rate applied, which increased from 8.39% to 9.97% (S/12.4 million for rate increase from 6.45% to 8.39% as of December 31, 2021). (iii) Present value of the account receivable from Inversiones Majes S.A. in Viva Negocio Inmobiliario S.A. for S/5 million at an applied discount rate of 8%.